                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 2001

Seeking growth of capital

SCUDDER TECHNOLOGY FUND

" Scudder Technology Fund survived the worst market tempest in a generation with more of our portfolio intact than the average of our peers. "

                                                [SCUDDER INVESTMENTS FUNDS LOGO]

                     CONTENTS
                            3
            ECONOMIC OVERVIEW

                            7
           PERFORMANCE UPDATE

                           10
             INDUSTRY SECTORS

                           11
             LARGEST HOLDINGS

                           12
     PORTFOLIO OF INVESTMENTS

                           16
         FINANCIAL STATEMENTS

                           19
         FINANCIAL HIGHLIGHTS

                           21
NOTES TO FINANCIAL STATEMENTS

                           26
        SHAREHOLDERS' MEETING

AT A GLANCE

 SCUDDER TECHNOLOGY FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2001 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                                                                            LIPPER SCIENCE &
                                                 SCUDDER TECHNOLOGY FUND     SCUDDER TECHNOLOGY FUND        TECHNOLOGY FUNDS
SCUDDER TECHNOLOGY FUND CLASS A                          CLASS B                     CLASS C                CATEGORY AVERAGE*
-------------------------------                  -----------------------     -----------------------        -----------------
-39.68                                                   -39.95                      -39.95                      -43.18

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.

INVESTMENT BY THE FUND IN EMERGING TECHNOLOGY COMPANIES PRESENTS GREATER RISK THAN INVESTMENT IN MORE ESTABLISHED COMPANIES.

 NET ASSET VALUE

                                    AS OF     AS OF
                                   4/30/01   10/31/00
 .........................................................
    SCUDDER TECHNOLOGY FUND CLASS
    A                              $15.33     $29.18
 .........................................................
    SCUDDER TECHNOLOGY FUND CLASS
    B                              $13.62     $26.46
 .........................................................
    SCUDDER TECHNOLOGY FUND CLASS
    C                              $13.89     $26.91
 .........................................................

 SCUDDER TECHNOLOGY FUND
 LIPPER RANKINGS AS OF 4/30/01

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER SCIENCE & TECHNOLOGY FUNDS
 CATEGORY*

                            CLASS A               CLASS B               CLASS C
 ..........................................................................................
    1-YEAR              #61 of 234 funds      #67 of 234 funds      #66 of 234 funds
 ..........................................................................................
    5-YEAR              #17 of 39 funds       #25 of 39 funds       #24 of 39 funds
 ..........................................................................................
    10-YEAR             #11 of 13 funds             n/a                   n/a
 ..........................................................................................

 DIVIDEND REVIEW

 DURING THE SIX-MONTH PERIOD, SCUDDER TECHNOLOGY FUND PAID THE FOLLOWING DIVIDENDS PER SHARE:

                             CLASS A   CLASS B   CLASS C
 ............................................................
    LONG-TERM CAPITAL GAIN    $2.58     $2.58     $2.58
 ............................................................

TERMS TO KNOW
YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX

[MORNINGSTAR EQUITY STYLE  Source: Data provided by Morningstar, Inc.
BOX]                       Chicago, IL. (312) 696-6000. The Morningstar
                           Equity Style Box(TM) placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S
                           PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT
                           ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE
                           PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM
                           DAY TO DAY. PLEASE CONSULT THE PROSPECTUS FOR A
                           DESCRIPTION OF INVESTMENT POLICIES.

BALANCE SHEET A condensed financial statement showing what a company owns, what it owes and the ownership interest in the company of its stockholders, at a certain time.

CAPITALIZATION/MARKET CAPITALIZATION A measure of the size of a company that offers publicly traded stock, as determined by multiplying the current share price by the number of shares outstanding.

SEMICONDUCTOR The essential parts that make it possible to build small, inexpensive electronic systems.

VOLATILITY The characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time. A stock may be volatile due to uncertainty in a company, industry, market or economy. Compared with many other types of stocks, technology stocks are subject to a higher degree of volatility.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.

DEAR SHAREHOLDER:

Just one year ago, the U.S. economy seemed to be on solid footing. Now, cracks have appeared virtually everywhere. Production and retail sales growth have plunged, profits have nose-dived, layoff announcements have soared and even the strong equity rally in the spring has failed to restore the wealth eaten up by the recent bear market.

  U.S. economic growth ground almost to a halt during the winter, and there is little momentum heading into the spring. We have lowered our growth forecasts to just under 2 percent this year and next. That doesn't leave much of a cushion for anything to go wrong, and the chance of an outright recession is high -- about one in three.

  Naturally, the hunt is on for villains and scapegoats. The last decade's hero, Federal Reserve Board Chairman Alan Greenspan, risks becoming this year's flogging boy. Many believe he triggered the current economic slowdown and equity market drop by raising interest rates inappropriately. But our view is different: Greenspan should have tried harder to curb credit excesses and speculative imbalances early on, but he hardly created the euphoria single-handedly, and he is not solely responsible for the current malaise.

  For one idea of what did cause the current malaise, we only need look at the speed with which production and retail sales growth have headed south. Although it isn't unprecedented, big falloffs in sales and production do tend to set in motion a dangerous chain of events, one that very much increases the risks of recession.

  First, profits suffer. Not even the most trigger-happy, cost-cutting executive can save his bottom line in the short run when revenues dry up unexpectedly. And earnings disappointments for this cycle are flooding in. First quarter 2001 Standard & Poor's (S&P) operating earnings were down 22 percent compared to a year ago, dropping them all the way back to early 1998 levels. More importantly, when CEOs confessed to missing their first quarter targets, they warned investors that the earnings outlook was bleak indeed. And the carnage is not confined to any particular sector. We agree that there is trouble ahead. We look for a 12 percent decline in S&P operating earnings this year, with profits not likely to touch bottom until early 2002.

  Profit shortfalls obviously force executives to curb capital spending, the second link in the chain. First, they have less money to bandy about. Second, why expand when you already have idle facilities? Factory operating rates have fallen to 77 percent, the lowest since the last recession. Services, such as advertising, have excesses, too. So we do think it's reasonable to expect declines in traditional capital goods, such as machine tools, trucks and office furniture. We've cut our capital spending estimate to around 3 percent for this year and next.

  Why have we forecast any capital spending growth at all? First, America has neglected its energy infrastructure, and now it is paying the price. Orders for energy generating capacity have catapulted, and natural gas exploration will mean soaring demand for pipelines, processing facilities and other equipment. Second, technology prices are falling again with a vengeance. That stimulates demand, especially since these products help save on labor, which is getting more expensive. Companies will probably try to hold the line on the dollars they spend for high-tech products for the next year or so, but we think the number of computers and storage devices they purchase will still go up.

  Still, despite our relative optimism that America is likely to avoid a capital spending bust, we doubt the country will soon return to the glory days of double-digit growth in either profits or investment. The equity market has taken this more sober outlook on board, and Wall Street has suffered its first bear market in over a decade.

  Bear markets are normally nothing to be afraid of, but the stock market has never been this big relative to the economy. At its peak last winter, equity market capitalization was 86 percent larger than gross domestic product (GDP), compared to 45 percent smaller in 1987. Wall Street matters more to the average family, too. Last winter, stocks comprised 27 percent of households' net worth, compared just 10 percent in 1987. The stocks Americans own are even worth more than the equity they have in their homes. That's why, despite a sharp rise in house

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.



   [BAR GRAPH]

                                           NOW (5/31/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate1                          5.40                   5.70                   6.40                   5.50
Prime rate2                                     7.00                   9.50                   9.25                   7.75
Inflation rate3*                                3.30                   3.40                   3.10                   2.20
The U.S. dollar4                               10.00                  11.10                   4.30                  -0.90
Capital goods orders5*                          1.70                  22.20                  13.30                   5.40
Industrial production 5*                       -1.00                   5.10                   6.50                   3.20
Employment growth6                              0.40                   1.70                   2.70                   2.30

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/01.


SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

prices last year, falling stock prices dealt the biggest blow to the household wealth in over 25 years.

  Can U.S. consumers shrug off the big losses? We don't think so. There are only so many Scrooges who pile up money just to count it. People have been saving little because they assumed their stock market gains would take care of their retirement. Many are already having second thoughts; hence the frugality during the Christmas shopping season and the falloff in consumer confidence. History tells us to expect much slower consumer spending when net worth is under pressure.

  So far, though, consumers haven't panicked. Vehicle sales ran at a fantastic rate of more than 17,000,000 annually during the opening months of the year (although sales have slowed in the past couple of months, as car makers became more judicious with incentives). Recreation spending is up sharply, especially at casinos and amusement parks. Folks are not eager to buy another personal computer, but they're still having a love affair with the Internet: Annualized spending on Internet service providers was $22 billion in the first four months of this year (the latest data available from the Bureau of Economic Analysis compared to $10 billion in the first four months of 2000.

  Despite these bright spots, we think businesses vying for a share of consumer wallets will find it tough going during the next couple of years. The recently passed tax cut, with rebates scheduled to begin during the summer should help shoppers stay in the game. But we doubt overall consumption will rise much more than two percent for the next couple of years, as the damage the bear market has done sinks in.

  As the clouds gather over both capital spending and consumption, a little help from our friends would be most welcome. We're not likely to get much. Japan's economy is struggling. Smaller Asian nations are hurting from the rout in the electronics industry, among other things. Political problems have resurfaced in the largest economies in South America. And Europe is slowing down. This is not the stuff of vibrant export growth, and the surprisingly strong dollar has provided an additional headwind. Export volume declined in both the final quarter of 2000 as well as in the first three months of this year. We've trimmed this year's export growth estimate to just 1 percent from the 7 percent to 8 percent we thought likely at the beginning of the year. At least imports fell, too, in the first quarter, so lessened the damage on first quarter growth. However, trade will still likely be a drag on U.S. growth

ECONOMIC OVERVIEW

for the rest of this year and 2002, just as it has been every year since 1996.

  As virtually every part of the economy decelerates, it puts enormous strain on the credit markets, the final link in our chain and the one that holds everything together. The most recent boom encouraged virtually everyone to borrow. People expected profits and incomes to grow so fast that making future payments would be no problem.

  Now, falling profits and surging layoffs will test that optimism. There's little margin for error. Debt service now eats up 14.3 percent of families' after-tax income, an all time high. And non-financial companies have pushed their debt up to 64 percent of GDP, only a smidgen lower than during the junk bond heyday. Defaults are high.

  But consumers and non-financial businesses look downright conservative next to financial companies. In just the past six years, they've doubled their leverage -- from under $4 trillion to over $8 trillion, or nearly 85 percent of GDP. Most of this debt is backed by other debt, such as mortgage pools, asset-backed securities and other structured products. But that doesn't mean it's risk free. The math underlying the securities is complex, counter-parties to the transactions are legion and markets must be almost perfectly liquid to assure constant refunding. The whizzes who concocted this financial legerdemain had better hope they got their models right. So should the rest of us. Of all the risks that come from a slowing economy, a breakdown in the credit markets would have the greatest fallout of all.

  Economic slowdowns and bear markets are no fun whatsoever. They test a country's policymakers, businesspeople and citizens. So far, the evidence strongly suggests that all are keeping their heads and acting appropriately. If that continues to be the case -- as we expect it will -- the worst should be behind us sometime in the second half of the year. Until then, be careful out there.

Zurich Scudder Investments, Inc.

Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF JUNE 6, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

[HORTON PHOTO]
ROBERT HORTON IS SCUDDER TECHNOLOGY FUND'S LEAD PORTFOLIO MANAGER. HE JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1996. HORTON RECEIVED A B.S. DEGREE IN ELECTRICAL ENGINEERING FROM LEHIGH UNIVERSITY IN 1988 AND AN M.B.A. FROM THE UNIVERSITY OF CONNECTICUT IN 1992. A CERTIFIED FINANCIAL ANALYST, HORTON WORKED IN THE INFORMATION TECHNOLOGY INDUSTRY FOR FIVE YEARS BEFORE BECOMING AN INVESTMENT PROFESSIONAL IN 1993.


[TREISMAN PHOTO]
BLAIR TREISMAN IS A PORTFOLIO MANAGER OF THE FUND AND HAS SEVEN YEARS OF TECHNOLOGY INVESTING EXPERIENCE. SHE JOINED ZURICH SCUDDER INVESTMENTS IN 1999. TREISMAN RECEIVED A B.A. IN POLITICAL SCIENCE FROM THE UNIVERSITY OF PENNSYLVANIA IN 1989 AND AN M.B.A. FROM COLUMBIA BUSINESS SCHOOL IN 1994.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE



                             A DISCIPLINED INVESTMENT STRATEGY HELPED SCUDDER TECHNOLOGY FUND PRESERVE CAPITAL TO A GREATER DEGREE THAN MOST OF ITS PEERS DURING A PERIOD OF EXCEPTIONALLY HIGH MARKET VOLATILITY AND WIDESPREAD CORPORATE EARNINGS DISAPPOINTMENTS.

Q     HOW DID SCUDDER TECHNOLOGY FUND AND TECHNOLOGY STOCKS IN GENERAL PERFORM
FOR THE SIX MONTHS ENDED APRIL 30, 2001?

A     Many technology stocks have lost more than half their value since October
2000, making the past six months a period of unprecedented pain for technology investors. Venture capital has dried up for technology start-up firms. Even established companies such as Cisco Systems and Intel substantially reduced earnings forecasts and slashed short- and intermediate-term growth projections.

  Scudder Technology Fund survived the worst market tempest in a generation with more of our portfolio intact than the average of our peers. Still, the numbers are not all desirable. Scudder Technology Fund returned -39.68 percent (Class A shares unadjusted for sales charges) for the six months ended April 30, 2001, one of the worst semiannual periods in its history. That compares with -37.20 percent for the unmanaged Nasdaq Composite Index for the period.

  To complicate matters, we assumed responsibility for the fund's day-to-day operations just as the pace of decline in technology stocks began to accelerate. Fortunately, we inherited a fundamentally sound portfolio and already had a disciplined investment strategy.

Q     WHAT HAS CAUSED THE TECHNOLOGY SECTOR TO FALL SO MUCH?

A     Within the stock market, there is a tug-of-war between the positive effects of lower short-term interest rates since the start of 2001 and poor earnings results and near-term prospects at many technology companies. Profits have been worse than expected at many high-profile firms, and this destabilized the market. While we enjoyed somewhat of a rebound in April,


 A TALE OF TWO HOLDINGS: OCTOBER 31, 2000, TO APRIL 30, 2001
 TOTAL RETURN: Microsoft and Cisco Systems vs. Nasdaq Composite Index
[BAR CHART]

                                           NASDAQ
MICROSOFT                             COMPOSITE INDEX       CISCO SYSTEMS
---------                             ---------------       -------------
-1.63                                      -37.20               -68.48

SOURCE: BLOOMBERG BUSINESS NEWS. RETURNS ARE BASED ON CHANGES IN MARKET PRICE. SCUDDER TECHNOLOGY FUND'S RETURNS FROM THESE SECURITIES DURING THE PERIOD SHOWN DIFFER FROM THESE MARKET RESULTS BECAUSE OF TRADING ACTIVITY.

PERFORMANCE UPDATE

we expect these destabilizing issues to lead to ongoing volatility for the balance of 2001.

  Two facts contributed to the exceptionally difficult environment for technology stocks:

  M The technology sector's quarterly revenue growth was only 4 percent for the fourth quarter of 2000. That compares with 12 percent growth for the year-earlier period. The technology sector's near triple-digit price-to-earnings multiples were unsustainable in the wake of the sector's decelerating growth prospects.

  M Companies are missing estimates in greater numbers, undermining investor confidence in management's ability to execute their business plans. Some 29 percent of technology firms did not meet analysts' earnings expectations for the fourth quarter. That was the highest level in five years.

Q     WHAT SPECIFIC HOLDINGS AND POSITIONINGS WITHIN THE PORTFOLIO AFFECTED
PERFORMANCE THE MOST?

A     Only two of Scudder Technology Fund's top 10 holdings on October 31, 2000, were still among our top 10 as of April 30, 2001 -- Microsoft and Oracle. Oracle was down sharply for the period (51.0 percent), but we have retained our position because we believe the company enjoys significant growth potential and is likely to do well even in an economic slowdown. Microsoft, the fund's largest holding as of October 31 and April 30, helped the fund preserve capital during the first half of fiscal year 2001. The software giant's share price fell only
1.63 percent for the six-month period as the company's earnings prospects brightened relative to the technology sector as a whole. Microsoft has been able to expand market share in computer servers, and we believe a favorable product cycle should boost Microsoft's growth rate significantly more than the average company in the S&P 500 index in the coming months.

  One of the fund's biggest short-term disappointments since October has been Cisco Systems, our third largest holding as of October 31. The company's stock price fell 68.48 percent for the six months ended April 30 as its short-term growth prospects withered. Cisco's earnings decline has been sharp, rapid and deep, and while we are glad to see that management is taking steps to reduce costs, it may be some time before Cisco is again on an attractive growth path. Still, this is a stock we've held every year for the past 10 years, and we've retained our position because we believe that over the long term, the company will not only survive but also thrive as one of the leaders in Internet infrastructure development.

Q     HAVE WE HIT BOTTOM?

A     We wish the short-term outlook were better. It isn't. The U.S. economic slowdown is likely to continue to affect the technology sector's prospects, and in the short run, the picture is unclear. At the same time, the long-run outlook for technology remains bright, especially when viewed against the overall earnings growth rate of the S&P 500. The sector still has much better long-term growth potential than the U.S. economy as a whole. The bear market we've seen in the Nasdaq has created opportunities to buy certain stocks at multiples that are now well below the growth rates that appear solid and sustainable.

Q     HOW ARE YOU MANAGING SCUDDER TECHNOLOGY FUND IN THIS ENVIRONMENT?

A     We are keeping a market weighting in all subsectors, and focusing on valuation and companies exhibiting fundamental strength. Many institutional investors are focusing on what the technology sector is likely to do over the next couple of quarters. We think the market is losing sight of real long-term growth opportunities at companies facing short-run challenges. One company we like that has short-term issues yet bright long-term growth is Nokia, the Finnish mobile cell phone maker and the fund's seventh largest holding as of April 30. The company appears to be at the beginning of a long-term growth cycle in wireless handsets and related infrastructure. From what we can see, Nokia continues to win market share from competitors such as Motorola, and in the long run, we think the company's business strategy will be rewarded.

Q     HOW DO YOU MANAGE RISK IN THE PORTFOLIO?

A     Simply put, our goal is to invest in companies that offer both quality and innovation -- companies that are leaders with potential to reward investors. We also attempt to build a diverse portfolio, investing throughout the technology sector. Scudder Technology Fund's largest stock position was less than 6 percent of its $3 billion portfolio (as of 4/30/01), and no segment of technology is more than 20 percent of the portfolio. Through our strict investment criteria, we strive to eliminate stocks with poor earnings prospects or deteriorating competitive positions.

  Today, technology is not one industry but a broad range of

PERFORMANCE UPDATE

communication, manufacturing and service companies, each with its own business dynamics and product cycles that require not only a specialist's careful and constant attention but also the financial resources to move quickly.

Q     WHAT DO YOU LOOK FOR WHEN YOU BUY AND SELL STOCKS?

A     We seek quality companies that have the ability to generate sustainable, powerful growth. Using rigorous, proprietary research, and a team approach, we target companies with:

  M Sustainable, above-average earnings-per-share momentum

  M Large, growing markets for their products or services

  M High-quality management with a proven record of execution

  M Leading market share

  M Excellent balance sheets

  Despite the market's recent challenges, we believe that over time, companies with strong franchises, skilled management and sustainable, consistent earnings growth can produce superior long-term returns. Especially in times of market turbulence, it's important to maintain a long-term outlook. We'll sell a stock if we believe its fundamental outlook is unlikely to improve, if the investment thesis that prompted us to buy the stock is no longer valid or if we no longer have confidence in a company's management.

Q     WHAT IS YOUR OUTLOOK FOR TECHNOLOGY INVESTING FOR THE BALANCE OF FISCAL
YEAR 2001?

A     We think the Federal Reserve's monetary policy actions since January have the potential to rekindle market enthusiasm for technology. Investors will be searching for above-average growth potential as the U.S. economy slows, and we think they'll find it in companies that are nimble enough to navigate both the financial and market-share challenges that may come as competition increases and access to capital for expansion becomes more limited. We would have more confidence in technology stocks if earnings expectations were more realistic.

  The technology sector has undoubtedly suffered one of its greatest disasters ever. But we think the lessons of history can point the way to recovery. In the aftermath of Hurricane Andrew in Florida in 1992, the San Francisco earthquake in 1906 and the Chicago fire of 1871, great loss affected people in two ways -- either it created a sense of disgust and abandonment or it sparked enthusiasm to sort through the rubble and begin again, with an eye toward learning from the mistakes of the past. Scudder's 52 years of experience in managing technology investments tells us that it would be foolish to liquidate positions in solid companies at fire-sale prices. While past performance is no guarantee of the future, since Scudder Technology Fund began operating in 1948, the fund has survived every market storm, including the recessions and oil embargoes of the 1970s.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON*
Data show the percentage of market value that each sector represented on April 30, 2001, and on October 31, 2000.
[BAR GRAPH]

                                                               SCUDDER TECHNOLOGY FUND AS OF      SCUDDER TECHNOLOGY FUND AS OF
                                                                          4/30/01                            10/31/00
                                                               -----------------------------      -----------------------------
Technology+                                                                62.10                              67.10
Communication services                                                     11.90                               7.10
Other                                                                      10.60                              11.20
Consumer nondurables                                                        7.30                               6.00
Capital goods                                                               4.30                               5.90
Financials                                                                  3.80                               0.60
Health care                                                                 0.00                               2.10

+TECHNOLOGY SECTOR COMPARISON
A breakout of the technology sector as of April 30, 2001, and October 31, 2000, for Scudder Technology Fund.
[BAR GRAPH]

                                                               SCUDDER TECHNOLOGY FUND AS OF      SCUDDER TECHNOLOGY FUND AS OF
                                                                          4/30/01                            10/31/00
                                                               -----------------------------      -----------------------------
Computer software                                                          17.90                              22.40
Semiconductors                                                             16.20                              13.10
Electronic data processing                                                 10.10                               7.80
EDP peripherals                                                             6.40                               5.90
Electronic components/distribution                                          5.90                              12.10
Diverse electronic products                                                 4.70                               5.30
Other                                                                       0.90                               0.50

* PORTFOLIO COMPOSITION AND HOLDING ARE SUBJECT TO CHANGE.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS
Representing 37.8 percent of the fund's total common stock holdings on April 30, 2001.

            HOLDING                                  DESCRIPTION              PERCENT
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
1.          MICROSOFT                     Developer of computer software.       5.6%
-------------------------------------------------------------------------------------
2.          IBM                           Manufacturer and operator of          5.2%
                                          computer and business equipment.
-------------------------------------------------------------------------------------
3           AOL TIME WARNER               Provider of entertainment, news       4.5%
                                          and Internet brands across
                                          converging forms of media.
-------------------------------------------------------------------------------------
4.          INTEL                         Producer of semiconductor memory      4.4%
                                          circuits.
-------------------------------------------------------------------------------------
5.          KLA-TENCOR                    Developer, manufacturer and           3.5%
                                          marketer of automated image
                                          processing systems.
-------------------------------------------------------------------------------------
6.          TEXAS INSTRUMENTS             Producer of semiconductors and        3.5%
                                          electronic equipment.
-------------------------------------------------------------------------------------
7.          NOKIA                         Manufacturer of telecommunication     3.0%
                                          networks and equipment.
-------------------------------------------------------------------------------------
8.          ORACLE                        Provider of database management       2.7%
                                          software.
-------------------------------------------------------------------------------------
9.          ELECTRONIC DATA SYSTEMS       Provider of information technology    2.7%
                                          systems.
-------------------------------------------------------------------------------------
10.         EMC                           Provider of enterprise storage        2.7%
                                          systems, software, networks and
                                          services.
-------------------------------------------------------------------------------------

*PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

SCUDDER TECHNOLOGY FUND
Portfolio of Investments at April 30, 2001 (Unaudited)

                                                                                        PRINCIPAL
    REPURCHASE AGREEMENTS--10.4%                                                          AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------
                                             Lehman Brothers, 4.600%, to be
                                               repurchased at $40,005,111 on
                                               05/01/2001(a)                           $ 40,000,000   $   40,000,000
                                             State Street Bank and Trust Company,
                                               4.520% to be repurchased at
                                               $288,693,242 on 05/01/2001(a)            288,657,000      288,657,000
                                             ---------------------------------------------------------------------------
                                             TOTAL REPURCHASE AGREEMENTS
                                             (Cost $328,657,000)                                         328,657,000
                                             ---------------------------------------------------------------------------

    CORPORATE BONDS--0.3%
------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--0.1%
      COMPUTER SOFTWARE
                                             NVIDIA Corp. Convertible Bond, 4.750%,
                                               10/15/2007                                 2,400,000        2,776,500
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MISCELLANEOUS--0.2%
                                             CYRAS Systems, Inc.,
                                               4.500%, 08/15/2005                         5,450,000        6,172,125
                                             ---------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (Cost $7,850,000)                                             8,948,625
                                             ---------------------------------------------------------------------------

                                                                                        NUMBER OF
    PREFERRED STOCKS--0.3%                                                                SHARES
------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--0.3%
      COMPUTER SOFTWARE
                                             Planetweb, Inc. (c)
                                               (Cost $9,999,998)                          1,838,235        9,999,998
                                             ---------------------------------------------------------------------------

    COMMON STOCKS--89.0%
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--7.9%
      CELLULAR TELEPHONE--5.8%
                                             ADC Telecommunications, Inc.*                2,041,900       15,334,669
                                             Motorola, Inc.*                              2,543,900       39,557,645
                                             Nokia Oyj (ADR)*                             2,467,000       84,346,730
                                             QUALCOMM, Inc.*                                776,000       44,511,360
                                             ---------------------------------------------------------------------------
                                                                                                         183,750,404

      TELEPHONE/ COMMUNICATIONS--2.1%
                                             JDS Uniphase Corp.*                          1,206,400       25,804,896
                                             Nortel Networks Corp.*                       2,642,312       40,427,373
                                             ---------------------------------------------------------------------------
                                                                                                          66,232,269
------------------------------------------------------------------------------------------------------------------------

    DURABLES--4.3%
      TELECOMMUNICATIONS EQUIPMENT
                                             Corning, Inc.*                                 722,700       15,877,719
                                             Corvis Corp.*                                1,976,300       13,537,655
                                             Lucent Technologies, Inc.*                   3,141,100       31,442,411
                                             Sonus Networks, Inc.*                        1,016,800       25,887,728
                                             Tellabs, Inc.*                               1,370,400       48,114,744
                                             ---------------------------------------------------------------------------
                                                                                                         134,860,257
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--3.8%
      OTHER FINANCIAL COMPANIES
                                             Adams Capital Management I, L.P.,
                                               3.6% limited partnership interest*
                                               (b)(c)                                            --        2,712,508
                                             Adams Capital Management III, L.P.,
                                               1.2% limited partnership interest*
                                               (b)(c)                                            --          484,538
                                             Alloy Ventures 2000, L.P.,
                                               3.0% limited partnership interest*
                                               (b)(c)                                            --        1,417,187
                                             Asset Management Association 1996, L.P.,
                                               2.5% limited partnership interest*
                                               (b)(c)                                            --        3,507,720

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                        NUMBER OF
                                                                                          SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------
                                             Asset Management Association 1998, L.P.,
                                               3.5% limited partnership interest*
                                               (b)(c)                                            --   $    5,820,681
                                             Crosspoint Venture Partners 1993, L.P.,
                                               3.1% limited partnership interest*
                                               (b)(c)                                            --        2,766,450
                                             GeoCapital III, L.P.,
                                               5.0% limited partnership interest*
                                               (b)(c)                                            --          856,795
                                             GeoCapital IV, L.P.,
                                               2.9% limited partnership interest*
                                               (b)(c)                                            --        2,690,188
                                             iShares Goldman Sachs Technology
                                               Index Fund                                 1,465,700       89,114,560
                                             Med Venture Associates II, L.P.,
                                               6.1% limited partnership interest*
                                               (b)(c)                                            --        1,484,238
                                             Med Venture Associates III, L.P.,
                                               2.7% limited partnership interest*
                                               (b)(c)                                            --        1,246,645
                                             Sevin Rosen Fund V, L.P.,
                                               2.8% limited partnership interest*
                                               (b)(c)                                            --        6,844,210
                                             W.R. Hambrecht* (b)(c)(d)                      140,000        1,400,000
                                             ---------------------------------------------------------------------------
                                                                                                         120,345,720
------------------------------------------------------------------------------------------------------------------------

    HEALTH--0.0%
      MEDICAL SUPPLY & SPECIALTY
                                             Survivalink Corp.* (b)(c)                      150,000           15,000
                                             Survivalink Corp., Warrants* (b)(c)            110,000           11,000
                                             ---------------------------------------------------------------------------
                                                                                                              26,000
------------------------------------------------------------------------------------------------------------------------

    MEDIA--4.0%
      BROADCASTING & ENTERTAINMENT
                                             AOL Time Warner, Inc.*                       2,535,500      128,042,750
                                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--7.3%
      EDP SERVICES--6.9%
                                             Automatic Data Processing, Inc.*               890,800       48,325,900
                                             Computer Sciences Corp.*                       592,000       21,092,960
                                             Electronic Data Systems Corp.*               1,168,900       75,394,050
                                             Exodus Communications, Inc.*                   808,400        7,760,640
                                             First Data Corp.*                              673,200       45,400,608
                                             VeriSign, Inc.*                                391,500       20,076,120
                                             ---------------------------------------------------------------------------
                                                                                                         218,050,278

      MISCELLANEOUS CONSUMER
      SERVICES--0.4%
                                             Yahoo!, Inc.*                                  612,600       12,362,268
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--61.7%
      COMPUTER SOFTWARE--17.5%
                                             Adobe Systems, Inc.*                         1,098,000       49,322,160
                                             BEA Systems, Inc.*                             545,209       22,271,788
                                             Brocade Communications Systems, Inc.*        1,293,532       49,141,281
                                             Cadence Design Systems, Inc.*                  911,600       18,870,120
                                             Check Point Software Technologies Ltd.*        851,000       53,383,230
                                             Comverse Technology, Inc.*                     556,600       38,127,100
                                             i2 Technologies, Inc.*                         614,575       10,699,751
                                             Intuit, Inc.*                                  727,093       23,296,060
                                             Microsoft Corp.*                             2,311,628      156,612,797
                                             Oracle Corp.*                                4,697,000       75,903,520
                                             Palm, Inc.*                                  1,667,500       13,356,675
                                             PeopleSoft, Inc.*                              500,000       18,520,000
                                             Siebel Systems, Inc.*                          516,000       23,519,280
                                             ---------------------------------------------------------------------------
                                                                                                         553,023,762

      DIVERSE ELECTRONIC PRODUCTS--4.7%
                                             Applied Materials, Inc.*                       947,200       51,717,120
                                             Dell Computer Corp.*                         2,348,900       61,752,581
                                             Teradyne, Inc.*                                943,700       37,276,150
                                             ---------------------------------------------------------------------------
                                                                                                         150,745,851

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                        NUMBER OF
                                                                                          SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------

      EDP PERIPHERALS--6.4%
                                             Ariba, Inc.*                                   669,000   $    5,171,370
                                             EMC Corp.*                                   1,889,400       74,820,240
                                             Mercury Interactive Corp.*                     657,600       43,500,240
                                             Network Appliance, Inc.*                       912,000       20,748,182
                                             VERITAS Software Corp.*                        984,300       58,674,123
                                             ---------------------------------------------------------------------------
                                                                                                         202,914,155

      ELECTRONIC COMPONENTS--5.9%
                                             Altera Corp.*                                  320,200        8,097,858
                                             Analog Devices, Inc.*                        1,249,300       59,104,383
                                             Applied Micro Circuits Corp.*                  386,200       10,048,924
                                             Broadcom Corp.*                                291,800       12,127,208
                                             Celestica. Inc.*                               382,100       19,525,310
                                             Cisco Systems, Inc.*                         3,377,189       57,344,669
                                             Juniper Networks, Inc.*                        324,107       19,132,036
                                             ---------------------------------------------------------------------------
                                                                                                         185,380,388

      ELECTRONIC DATA PROCESSING--10.1%
                                             Compaq Computer Corp.*                       3,120,900       54,615,750
                                             Hewlett-Packard Co.*                         1,632,700       46,417,661
                                             International Business Machines Corp.*       1,278,400      147,194,976
                                             Sun Microsystems, Inc.*                      4,257,600       72,890,112
                                             ---------------------------------------------------------------------------
                                                                                                         321,118,499

      SEMICONDUCTORS--16.2%
                                             Intel Corp.*                                 4,019,100      124,230,381
                                             KLA-Tencor Corp.*                            1,800,000       98,928,000
                                             Maxim Integrated Products, Inc.*               746,100       38,125,710
                                             Micron Technology, Inc.*                     1,100,000       49,918,000
                                             Sanmina Corp.*                                 526,900       15,359,135
                                             STMicroelectronics N.V.* (New York
                                               shares)                                      996,000       40,288,200
                                             Texas Instruments, Corp.*                    2,536,000       98,143,200
                                             Vitesse Semiconductor Corp.*                   572,600       19,411,140
                                             Xilinx, Inc.*                                  600,000       28,482,000
                                             ---------------------------------------------------------------------------
                                                                                                         512,885,766

      MISCELLANEOUS--0.9%
                                             Digital Insight Corporation*                     2,111           25,670
                                             Quantum Corporation -- DLT & Storage
                                               Systems*                                   2,372,200       27,043,080
                                             ---------------------------------------------------------------------------
                                                                                                          27,068,750
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $3,258,344,264)                                     2,816,807,117
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $3,604,851,262)(e)                                 $3,164,412,740
                                             ---------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

 *   Non-income producing security.

(a) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(b) Restricted Securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at April 30, 2001, amounted to $31,257,160 which represents 0.99% of net assets. Information concerning such restricted securities at April 30, 2001, is as follows:

                                                                DATE OF             NUMBER
                     SECURITY DESCRIPTION                     ACQUISITION         OF SHARES             COST
     -------------------------------------------------------------------------------------------------------------

                                                            September 1997       3.6% limited
     Adams Capital Management I, L.P.                        to April 1999   partnership interest       $1,889,204

     -------------------------------------------------------------------------------------------------------------

                                                             November 2000       1.2% limited
     Adams Capital Management III, L.P.                      to April 2001   partnership interest          500,000

     -------------------------------------------------------------------------------------------------------------

                                                                                 3.0% limited
     Alloy Ventures 2000, L.P.                                April 2000     partnership interest        1,250,000

     -------------------------------------------------------------------------------------------------------------

                                                               June 1996         2.5% limited
     Asset Management Associates 1996, L.P.                  to March 1998   partnership interest        1,699,995

     -------------------------------------------------------------------------------------------------------------

                                                                                 3.5% limited
     Asset Management Associates 1998, L.P.                    May 1998      partnership interest        2,597,550

     -------------------------------------------------------------------------------------------------------------

                                                              April 1993         3.1% limited
     Crosspoint Venture Partners 1993, L.P.                  to March 1998   partnership interest          381,595

     -------------------------------------------------------------------------------------------------------------

                                                             December 1993       5.0% limited
     GEO Capital III, L.P.                                   to March 1998   partnership interest        1,305,070

     -------------------------------------------------------------------------------------------------------------

                                                              April 1996         2.9% limited
     GEO Capital IV, L.P.                                    to March 1998   partnership interest        2,642,588

     -------------------------------------------------------------------------------------------------------------

                                                               May 1996          6.1% limited
     Med Venture Associates II, L.P.                         to March 1998   partnership interest        1,533,998

     -------------------------------------------------------------------------------------------------------------

                                                                                 2.7% limited
     Med Venture Associates III, L.P.                       September 1998   partnership interest        1,284,160

     -------------------------------------------------------------------------------------------------------------

                                                              April 1996         2.8% limited
     Sevin Rosen Fund V, L.P.                                to March 1998   partnership interest        2,305,875

     -------------------------------------------------------------------------------------------------------------

     Survivalink Corp.

       common stock                                          December 1995      150,000 shrs.       3.00 per share

       warrants expiring 2001                               to October 1996     110,000 shrs.       4.50 per share

     -------------------------------------------------------------------------------------------------------------

     W.R. Hambrecht                                           March 2000        140,000 shrs.      50.00 per share

     -------------------------------------------------------------------------------------------------------------

(c) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $41,257,158 (1.31% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 2001 aggregated $40,785,033. These securities may also have certain restrictions as to resale.

(d) An officer of Zurich Scudder Investments, Inc. serves on the board of this security.

(e) The cost for federal income tax purposes was $3,604,851,262. At April 30, 2001, net unrealized depreciation for all securities based on tax cost was $440,438,522. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $338,211,718 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $778,650,240.

ACRONYM             NAME
-------  ---------------------------
  ADR    American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
as of April 30, 2001 (Unaudited)

ASSETS
------------------------------------------------------------------------------
Investments, at value (including repurchase agreements of
$328,657,000) (cost $3,604,851,262)                             $3,164,412,740
------------------------------------------------------------------------------
Cash                                                                    91,728
------------------------------------------------------------------------------
Dividends receivable                                                   146,592
------------------------------------------------------------------------------
Interest receivable                                                     98,195
------------------------------------------------------------------------------
Receivable for Fund shares sold                                      5,853,431
------------------------------------------------------------------------------
Foreign taxes recoverable                                               10,784
------------------------------------------------------------------------------
Other assets                                                            27,637
------------------------------------------------------------------------------
TOTAL ASSETS                                                     3,170,641,107
------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------
Payable for investments purchased                                    1,054,210
------------------------------------------------------------------------------
Payable for Fund shares redeemed                                     7,209,220
------------------------------------------------------------------------------
Accrued management fee                                               1,275,671
------------------------------------------------------------------------------
Accrued reorganization costs                                           633,208
------------------------------------------------------------------------------
Other accrued expenses and payables                                  3,094,658
------------------------------------------------------------------------------
Total liabilities                                                   13,266,967
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $3,157,374,140
------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss                                 $  (11,699,713)
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions                                                      (440,438,522)
------------------------------------------------------------------------------
Accumulated net realized gain (loss)                               187,757,890
------------------------------------------------------------------------------
Paid-in-capital                                                  3,421,754,485
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $3,157,374,140
------------------------------------------------------------------------------
NET ASSET VALUE AND OFFERING PRICE
------------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($2,201,973,868 / 143,680,251 shares outstanding of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                    $15.33
------------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $15.33)                $16.27
------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($758,261,518
  / 55,671,090 shares outstanding of beneficial interest,
  $.01 par value, unlimited number of shares authorized)                $13.62
------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($160,281,836
  / 11,538,416 shares outstanding of beneficial interest,
  $.01 par value, unlimited number of shares authorized)                $13.89
------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price per share
  ($36,856,918 / 2,354,252 shares outstanding of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                           $15.66
------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended April 30, 2001 (Unaudited)

INVESTMENT INCOME
-------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld $108,732)              $     2,242,002
-------------------------------------------------------------------------------
Interest                                                             10,063,374
-------------------------------------------------------------------------------
Total income                                                         12,305,376
-------------------------------------------------------------------------------
Expenses:
Management fee                                                       10,011,667
-------------------------------------------------------------------------------
Services to shareholders                                              5,976,536
-------------------------------------------------------------------------------
Custodian fees                                                           68,998
-------------------------------------------------------------------------------
Distribution services fees                                            4,147,401
-------------------------------------------------------------------------------
Administrative services fees                                          3,351,845
-------------------------------------------------------------------------------
Auditing                                                                 32,616
-------------------------------------------------------------------------------
Legal                                                                   132,411
-------------------------------------------------------------------------------
Trustees' fees and expenses                                              33,918
-------------------------------------------------------------------------------
Reports to shareholders                                                 702,158
-------------------------------------------------------------------------------
Registration fees                                                       366,224
-------------------------------------------------------------------------------
Reorganization                                                        1,002,034
-------------------------------------------------------------------------------
Other                                                                   135,418
-------------------------------------------------------------------------------
Total expenses, before expense reductions                            25,961,226
-------------------------------------------------------------------------------
Expense reductions                                                     (827,894)
-------------------------------------------------------------------------------
Total expenses, after expense reductions                             25,133,332
-------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                        (12,827,956)
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
-------------------------------------------------------------------------------
Net realized gain (loss) from investments                           189,673,819
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investment transactions                                       (2,302,510,783)
-------------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (2,112,836,964)
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $(2,125,664,920)
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED
                                                               APRIL 30, 2001                YEAR ENDED
                                                                 (UNAUDITED)              OCTOBER 31, 2000
INCREASE (DECREASE) IN NET ASSETS
----------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                   $   (12,827,956)           $   (28,733,049)
----------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                189,673,819                661,441,591
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                  (2,302,510,783)               662,741,450
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                      (2,125,664,920)             1,295,449,992
----------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net realized gains:
Class A                                                           (327,258,410)              (209,023,586)
----------------------------------------------------------------------------------------------------------
Class B                                                           (127,040,673)               (56,601,619)
----------------------------------------------------------------------------------------------------------
Class C                                                            (24,641,227)                (9,101,930)
----------------------------------------------------------------------------------------------------------
Class I                                                             (5,105,153)                (3,494,975)
----------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                        1,026,589,696              4,667,436,087
----------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                      414,198,810                235,496,566
----------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                         (1,004,816,180)            (3,394,699,088)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                       435,972,326              1,508,233,565
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                               (2,173,738,057)             2,525,461,447
----------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                5,331,112,197              2,805,650,750
----------------------------------------------------------------------------------------------------------
Net assets at end of period (including accumulated net
investment loss of $11,699,713 and undistributed net
investment income of $1,128,243, respectively)                 $ 3,157,374,140            $ 5,331,112,197
----------------------------------------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                       CLASS A
                                                               -------------------------------------------------------
                                                               SIX MONTHS
                                                                 ENDED
                                                               APRIL 30,            YEARS ENDED OCTOBER 31,
                                                                 2001        -------------------------------------
                                                               (UNAUDITED)   2000    1999    1998    1997    1996
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $29.18     21.29   11.77   13.13   13.16   14.63
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)(a)                                     (.04)     (.09)   (.06)   (.04)   (.06)   (.08)
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                      (11.23)     9.92   10.65     .82    2.14     .74
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  (11.27)     9.83   10.59     .78    2.08     .66
----------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gain on investment
transactions                                                       (2.58)    (1.94)  (1.07)  (2.14)  (2.11)  (2.13)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $15.33     29.18   21.29   11.77   13.13   13.16
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(b)                                               (39.68)**  47.06   94.71    8.21   17.11    7.83
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in millions)                          2,202     3,711   2,233   1,084   1,075     971
----------------------------------------------------------------------------------------------------------------------
Ratio of expense before expense reductions (%)                      1.06(c)*  1.00     .93     .92     .89     .89
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                      1.05(c)*   .99     .93     .92     .89     .89
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                           (.40)*    (.30)   (.38)   (.37)   (.42)   (.62)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          127*       59      59     146     192     121
----------------------------------------------------------------------------------------------------------------------

                                                                                       CLASS B
                                                               -------------------------------------------------------
                                                               SIX MONTHS
                                                                ENDED
                                                               APRIL 30,              YEARS ENDED OCTOBER 31,
                                                                 2001        -----------------------------------------
                                                               (UNAUDITED)   2000    1999    1998    1997    1996
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $26.46      19.62   11.03   12.54   12.77   14.39
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)(a)                                    (.11)      (.36)   (.22)   (.14)   (.18)   (.19)
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                     (10.15)      9.14    9.88     .77    2.06     .70
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (10.26)      8.78    9.66     .63    1.88     .51
----------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gain on investment
transactions                                                      (2.58)     (1.94)  (1.07)  (2.14)  (2.11)  (2.13)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $13.62      26.46   19.62   11.03   12.54   12.77
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(b)                                              (39.95)**   45.49   92.59    7.24   15.91    6.76
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in millions)                           758      1,307     465     127     105      70
----------------------------------------------------------------------------------------------------------------------
Ratio of expense before expense reductions (%)                     2.01(c)*   1.87    1.92    1.85    1.85    1.87
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                     1.97(c)*   1.86    1.92    1.85    1.85    1.87
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                         (1.32)*    (1.30)  (1.37)  (1.30)  (1.38)  (1.60)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         127*        59      59     146     192     121
----------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                CLASS C
                                              ----------------------------------------------------------------------------
                                              SIX MONTHS
                                                ENDED
                                              APRIL 30,                          YEARS ENDED OCTOBER 31,
                                                 2001          -----------------------------------------------------------
                                              (UNAUDITED)       2000         1999        1998        1997        1996
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $26.91         19.91       11.17       12.64       12.85       14.45
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)(a)                     (.11)         (.35)       (.21)       (.14)       (.17)       (.18)
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                           (10.33)         9.29       10.02         .81        2.07         .71
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                  (10.44)         8.94        9.81         .67        1.90         .53
--------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gain
on investment transactions                         (2.58)        (1.94)      (1.07)      (2.14)      (2.11)      (2.13)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $13.89         26.91       19.91       11.17       12.64       12.85
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(b)                               (39.95)**      45.72       92.68        7.57       15.98        6.88
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in millions)            160           255          73          17          10           4
--------------------------------------------------------------------------------------------------------------------------
Ratio of expense before expense reductions
(%)                                                 1.96(c)*      1.76        1.82        1.81        1.82        1.82
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                                 1.92(c)*      1.75        1.82        1.81        1.82        1.82
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)          (1.26)*       (1.22)      (1.27)      (1.26)      (1.35)      (1.55)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          127*           59          59         146         192         121
--------------------------------------------------------------------------------------------------------------------------

                                                                                CLASS I
                                              ----------------------------------------------------------------------------
                                              SIX MONTHS
                                                ENDED
                                              APRIL 30,                          YEARS ENDED OCTOBER 31,
                                                 2001          -----------------------------------------------------------
                                              (UNAUDITED)       2000         1999        1998        1997        1996
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $29.67         21.54       11.86       13.19       13.20       14.64
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)(a)                       --            --        (.02)       (.02)       (.04)       (.07)
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                           (11.43)        10.07       10.77         .83        2.14         .76
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                  (11.43)        10.07       10.75         .81        2.10         .69
--------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gain
on investment transactions                         (2.58)        (1.94)      (1.07)      (2.14)      (2.11)      (2.13)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $15.66         29.67       21.54       11.86       13.19       13.20
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                  (39.53)**      47.62       95.39        8.44       17.23        8.06
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in millions)             37            59          34          19          20          18
--------------------------------------------------------------------------------------------------------------------------
Ratio of expense before expense reductions
(%)                                                  .69(c)*       .70         .65         .67         .74         .76
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                                  .69(c)*       .69         .64         .67         .74         .76
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           (.04)*        (.01)       (.09)       (.12)       (.27)       (.49)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          127*           59          59         146         192         121
--------------------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.
(b) Total return does not reflect the effect of sales charge.
(c) The ratios of operating expenses excluding costs incurred in connection with the reorganization before expense reductions were 1.05%, 1.97%, 1.92%, .68% for Class A, B, C and I, respectively, and after expense reductions were 1.05%, 1.97%, 1.92%, .68% for Class A, B, C and I, respectively.
 * Annualized
** Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1
     SIGNIFICANT
     ACCOUNTING POLICIES     Scudder Technology Fund (the "Fund"), formerly
                             Kemper Technology Fund, is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end, non-diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2
     TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc.
                             ("ZSI" or the "Advisor"), formerly Scudder Kemper
                             Investments, Inc., and pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250 million of average daily net assets declining to 0.42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $10,011,667 for the six months ended April 30, 2001, which was equivalent to an annualized effective rate of 0.53%.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Scudder Distributors, Inc. (SDI), formerly Kemper Distributors, Inc. Underwriting commissions retained by SDI in connection with the distribution of Class A shares for the six months ended April 30, 2001 are $273,539.

                             For services under the distribution services agreement, the Fund pays SDI a fee of 0.75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, SDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and

NOTES TO FINANCIAL STATEMENTS

                             Class C shares. Distribution fees and CDSC received by SDI for the six months ended April 30, 2001 are $4,991,274, of which $423,929 is unpaid at April 30, 2001.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with SDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays SDI a fee at an annual rate of up to 0.25% of average daily net assets of each class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by the Fund to SDI for the six months ended April 30, 2001 are $3,351,845, of which $480,312 is unpaid at
                             April 30, 2001. In addition $3,822 was paid by SDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Scudder Investments Service Company (SISC), formerly Kemper Service Company, is the shareholder service agent of the Fund. Under the agreement, SISC received shareholder services fees of $4,075,829 for the six months ended April 30, 2001, of which $1,046,924 is unpaid at April 30, 2001.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of the Advisor. For the six months ended April 30, 2001, the Fund made no payments to its officers and incurred trustees' fees of $4,690 to independent trustees. In addition, a one-time fee of $29,228 was accrued for payment to those Trustees not affiliated with the Advisor who are not standing for re-election under the reorganization discussed in Note 7. In as much as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $14,614 of such costs.

--------------------------------------------------------------------------------

3
     INVESTMENT
     TRANSACTIONS            For the six months ended April 30, 2001, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases  $2,378,558,240

                             Proceeds from
                             sales    2,209,353,403

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                   SIX MONTHS ENDED                     YEAR ENDED
                                                                    APRIL 30, 2001                   OCTOBER 31, 2000
                                                              ---------------------------    ---------------------------------
                                                                SHARES         AMOUNT          SHARES          AMOUNT

                                       SHARES SOLD

                                       ---------------------------------------------------------------------------------------

                                        Class A                41,705,261   $ 784,978,299    110,771,235   $ 3,303,945,167

                                       ---------------------------------------------------------------------------------------

                                        Class B                 8,750,850     147,268,681     36,855,901     1,001,142,411

                                       ---------------------------------------------------------------------------------------

                                        Class C                 3,770,802      68,722,754     10,169,449       283,055,058

                                       ---------------------------------------------------------------------------------------

                                        Class I                   759,291      13,665,356      1,650,164        50,203,913

                                       ---------------------------------------------------------------------------------------


                                       SHARES ISSUED IN REINVESTMENT OF DIVIDENDS

                                       ---------------------------------------------------------------------------------------

                                        Class A                15,515,651     269,507,960      6,254,930       170,697,727

                                       ---------------------------------------------------------------------------------------

                                        Class B                 7,576,429     117,359,089      2,117,394        52,850,101

                                       ---------------------------------------------------------------------------------------

                                        Class C                 1,406,728      22,226,613        333,377         8,453,766

                                       ---------------------------------------------------------------------------------------

                                        Class I                   288,101       5,105,148        126,446         3,494,972

                                       ---------------------------------------------------------------------------------------


                                       SHARES REDEEMED

                                       ---------------------------------------------------------------------------------------

                                        Class A               (41,365,600)   (774,835,714)   (95,745,059)   (2,857,442,699)

                                       ---------------------------------------------------------------------------------------

                                        Class B                (9,331,203)   (151,998,928)   (12,203,797)     (334,256,462)

                                       ---------------------------------------------------------------------------------------

                                        Class C                (3,104,391)    (53,791,859)    (4,718,836)     (131,511,103)

                                       ---------------------------------------------------------------------------------------

                                        Class I                  (681,176)    (12,235,073)    (1,371,216)      (42,399,286)

                                       ---------------------------------------------------------------------------------------


                                       CONVERSION OF SHARES

                                       ---------------------------------------------------------------------------------------

                                        Class A                   642,922      11,954,606        987,628        29,089,538

                                       ---------------------------------------------------------------------------------------

                                        Class B                  (718,789)    (11,954,606)    (1,081,227)      (29,089,538)

                                       ---------------------------------------------------------------------------------------

                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS          $ 435,972,326                  $ 1,508,233,565

                                       ---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5
     EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended April 30, 2001, the Fund's custodian fees and transfer agent fees were reduced by $11,933 and $47,900, respectively, under these arrangements.

--------------------------------------------------------------------------------

6
     LINE OF CREDIT          The Fund and several affiliated funds (the
                             "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus .5%. The
                             Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7
     REORGANIZATION          ZSI has initiated a program to reorganize and
                             combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds
                             ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $753,447 of such costs.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On May 27, 2001, a special shareholders' meeting was held. Scudder Technology Fund shareholders were asked to vote on three separate issues: election of members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors and to approve a 12b-1 Plan. The following are the results for each issue:

1) Election of Trustees

                                 For        Withheld

      John W. Ballantine     119,865,903    2,324,165

      Lewis A. Burnham       119,886,266    2,303,802

      Mark S. Casady         119,858,038    2,332,031

      Linda C. Coughlin      119,896,995    2,293,073

      Donald L. Dunaway      119,950,933    2,239,135

      James R. Edgar         119,892,395    2,297,673

      William F. Glavin      119,899,635    2,290,433

      Robert B. Hoffman      119,901,062    2,289,006

      Shirley D. Peterson    119,921,400    2,268,668

      Fred B. Renwick        119,818,307    2,371,761

      William P. Sommers     119,871,583    2,318,485

      John G. Weithers       119,901,604    2,288,464

2) To ratify the selection of Ernst & Young LLP as independent auditors for the Fund for the Fund's current fiscal year.

          For        Against     Abstain

      119,385,470   1,126,567   1,678,031

3) To approve a Rule 12b-1 Plan (for Class A) and an Amended and Restated Rule 12b-1 Plan (for each of Class B and Class C).

     For       Against      Abstain

  74,522,784  3,366,276    2,818,519

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JOHN W. BALLANTINE                MARK S. CASADY                    MAUREEN E. KANE

Trustee                           President                         Secretary
LEWIS A. BURNHAM                  PHILIP J. COLLORA                 CAROLINE PEARSON
Trustee                           Vice President and                Assistant Secretary
                                  Assistant Secretary
LINDA C. COUGHLIN                                                   BRENDA LYONS
Chairperson, Trustee              JOHN R. HEBBLE                    Assistant Treasurer
and Vice President                Treasurer

DONALD L. DUNAWAY                 ROBERT HORTON
Trustee                           Vice President

ROBERT B. HOFFMAN                 KATHRYN L. QUIRK
Trustee                           Vice President

DONALD R. JONES                   WILLIAM F. TRUSCOTT
Trustee                           Vice President

SHIRLEY D. PETERSON               LINDA J. WONDRACK
Trustee                           Vice President

WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           SCUDDER INVESTMENTS SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AGENT                       STATE STREET BANK AND TRUST COMPANY
AND TRANSFER AGENT                    225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 SCUDDER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.scudder.com


[SCUDDER INVESTMENTS FUNDS LOGO] Long-term investing in a short-term world(SM) Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Scudder Equity Funds/Growth
Style prospectus.
STF - 3 (6/21/01) 12901